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A request for confidential treatment with respect to this exhibit has been filed with the Securities and Exchange Commission. Pages where confidential treatment has been requested are marked "Confidential Treatment Requested" and the appropriate section has been replaced with an asterisk [*].

                         AMENDMENT NO. 3

                              to the

                        License Agreement

                      Effective June 1, 1987

                             Between

                       STANFORD UNIVERSITY

                               and

                        NEORX CORPORATION

          Effective as of November 15, 1995, THE BOARD OF TRUSTEES OF THE LELAND STANFORD JUNIOR UNIVERSITY, a body having corporate powers under the laws of the State of California ("STANFORD") and NEORX CORPORATION, a Washington corpora-tion, having a principal place of business at 410 W. Harrison, Seattle, Washington 98119 ("NEORX"), agree as follows:

                          1.  Background

          1.1 -- NEORX is holding an exclusive license to the technology entitled "Reversibly Bound Chelate Antibody Conjugates," as described in Stanford Docket S86-050 and in US Patent Application Serial No. 877,327, which has STANFORD as its assignee, pursuant to a License Agreement effective June 1, 1987 as amended in Amendment No. 1 dated December 11, 1987 and Amendment No. 2 dated December 16, 1991 (collectively, the "License")

          1.2 -- NEORX has developed a strategy to seek a corporate partner to aid in the development of Licensed Products, in particular NEORX's first Licensed Product under development comprising humanized NR-LU-10-streptavidin, a clearing agent and Y-90-DOTA-biotin (the "Avicidin Product"). One barrier that has arisen in negotiations with potential corporate partners is the cost of goods of the Avicidin Product.

          1.3 -- The royalty owed to STANFORD pursuant to the License is a significant component of the cost of goods of the Avicidin Product.

          1.4 -- Therefore, both NEORX and STANFORD agree to hereby amend the License between the parties, as follows:

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

                          2.  AMENDMENTS

          2.1 -- Paragraph 5.3 of the License is hereby amended to read in its entirety, as follows:

          "5.3 -- In addition, NEORX shall pay STANFORD earned royalties on Net Sales of Licensed Product(s) of [*] ([*]%). Such royalties may be reduced to [*] ([*]%), as follows:

          (a) Upon signing a sublicense agreement pursuant to the License for NEORX's Avicidin Product for the small cell lung cancer indication, provided NEORX, at its election, pays STANFORD a one-time cash payment of $[*] within 30 days after execution of the sublicense agreement; or

          (b) Upon commencement of a Phase III clinical trial for a Licensed Product other than the Avicidin Product for small cell lung cancer, provided NEORX, at its election, pays STANFORD a one-time payment of $[*] within 30 days of the commencement of the Phase III study."

          2.2 -- Paragraph 12.4(b) of the License is hereby amended to read in its entirety, as follows:

          "12.4(b) -- In addition, NEORX shall pay STANFORD earned royalties of [*] ([*]%) of Net Sales on all sales of Licensed Product(s) by its sublicensees. Such royalties may be reduced to [*] ([*]%) on NEORX's Avicidin Product for the small cell lung cancer indication and/or on Licensed Products for other indications provided that NEORX complies with the appropriate royalty reduction provision of Section
          5.3 hereof."


                          3.  Continuity

          Except as amended as provided above, the License shall continue in full force and effect.


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          IN WITNESS WHEREOF, the parties hereto have executed this
Amendment No. 3 in duplicate originals by their duly authorized officers or representatives.


          THE BOARD OF TRUSTEES OF THE LELAND
          STANFORD JUNIOR UNIVERSITY

          By /s/ Katharine Ku
             ----------------------------------

          Title: Director, Technology Licensing

          Date:  November 10, 1995


          NEORX CORPORATION

          By /s/ Jeffrey J. Miller
             ------------------------------
             Jeffrey J. Miller, Ph.D., J.D.

          Title: Senior Vice President
                 Business Development & Legal Affairs

          Date:  November 6, 1995

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